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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2002






                           MILLER EXPLORATION COMPANY
             (Exact name of Registrant as specified in its charter)

------------------------------------------------------------------------------------------------------------------
               Delaware                                0-23431                              38-3379776
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
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        3104 Logan Valley Road
        Traverse City, Michigan                                                               49685
         (Address of principal                                                              (Zip code)
          executive offices)
------------------------------------------------------------------------------------------------------------------

       Registrant's telephone number, including area code: (231) 941-0004

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

     On June 27, 2002, Miller Exploration Company (the "Company") appointed Plante&Moran, LLP as its new independent auditors. These actions were approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

     During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Plante&Moran, LLP with respect to (a) the application of accounting principles to any specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (c) any other matters or events other than the preparation and filing of tax returns and consulting on tax matters for the Company.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

        None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MILLER EXPLORATION COMPANY
                                            (Registrant)



                                            By: /s/ Deanna L. Cannon
                                               ---------------------------------
                                                     Deanna L. Cannon
                                                     Chief Financial Officer

Date:    July 2, 2002